Sep. 30, 2018
Caravan Frontier Markets Opportunities Fund
Caravan Frontier Markets Opportunities Fund
On August 6, 2019, the Board of Trustees of Forum Funds II (the “Trust”) approved a Plan of Conversion and Termination (the “Plan”) pursuant to which the Fund’s Institutional Class shares will convert into its Supra Institutional Class shares (the “Conversion”). The Fund’s investment adviser, Caravan Capital Management, LLC (the “Adviser”), recommended the approval of the Plan to the Board. Based on the Adviser’s recommendation, the Board concluded that it is in the best interests of the shareholders of the Fund’s Institutional Class shares (the “Shareholders”) to convert the Institutional Class shares to Supra Institutional Class shares.

The Fund anticipates that it will complete the Plan on or around the close of business on September 30, 2019 (the “Conversion Date”). In anticipation of the Conversion, the Fund will convert the Institutional Class shares, without any fee, load, or charge to any Shareholder, to shares of the Fund’s Supra Institutional Class shares with an aggregate net asset value per share (“NAV”) equal to the aggregate NAV of each Shareholder’s Institutional Class shares, both determined as of the Conversion Date. The Conversion would be tax-free for Shareholders and place Shareholders in a less expensive share class of the Fund. Following the Conversion into the Supra Institutional Class shares, the Fund will take all necessary actions to terminate its Institutional Class shares.

Shareholders have the right to redeem their Institutional Class shares prior to the Conversion Date. Furthermore, purchases of and exchanges into Institutional Class shares will immediately cease to be accepted as of the date of this Supplement. At the Conversion Date all outstanding Institutional Class shares that have not been redeemed will automatically convert to Supra Institutional Shares.